1 TELEFLEX INCORPORATED FOURTH QUARTER AND FULL YEAR 2013 EARNINGS CONFERENCE CALL Exhibit 99.1

Conference Call Logistics
The release, accompanying slides, and replay webcast are available online at
www.teleflex.com (click on “Investors”)
Telephone replay available by dialing 888-286-8010 or for international calls, 617-
801-6888, pass code number 68453301

Introductions Benson Smith Chairman, President and CEO Thomas Powell Executive Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations 3

Forward-Looking Statements/Additional Notes

This presentation and our discussion contain forward-looking information and statements including, but not limited to, the expected accretive impact of our acquisition of Mayo Healthcare Pty Ltd.; forecasted 2014 constant currency revenue growth; the expected contributions of our acquisition of Vidacare and distributor-to-direct conversions, both completed and planned, to our 2014 constant currency revenue growth; our expectation that 2014 constant currency revenue growth from new product introductions will be at levels comparable to 2012 and 2013; our expectation that 2014 base volume growth will be modest; our expectation that the majority of pricing improvements in 2014 will result from our distributor-to-direct strategy and that we will be selective with respect to product pricing opportunities; forecasted 2014 adjusted gross and operating margins; our expectation that 2014 gross margins for the Vidacare business will remain at approximately 85%; our expectation that distributor-to-direct conversions and manufacturing cost improvements will contribute to improvements in our 2014 adjusted gross and operating margins; forecasted 2013 adjusted earnings per share; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K.
This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted gross profit and margin; adjusted operating income and margins; and adjusted earnings per share. Adjusted diluted earnings per share excludes, depending on the period presented, (i) the effect of charges associated with our restructuring programs, as well as goodwill and other asset impairment charges; (ii) loss on extinguishment of debt; (iii) the gain or loss on sales of businesses and assets; (iv) losses and other charges related to acquisition and integration costs, the reversal of liabilities related to certain contingent consideration arrangements and a previously announced stock keeping unit rationalization program, a litigation verdict against the Company with respect to a non-operating joint venture, the establishment of a litigation reserve and facility relocation costs; (v) amortization of the debt discount on the Company’s convertible notes; (vi) charges associated with the amortization of additional interest expense related to an interest rate swap terminated in 2011; (vii) intangible amortization expense; and (viii) tax benefits resulting from the resolution of prior years’ tax matters and the filing of prior years’ amended tax returns.  In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares).  Constant currency revenue growth excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period.
Adjusted gross profit and margin exclude the impact of certain losses and other charges, primarily related to acquisition and severance costs.  Adjusted operating income and margins exclude the impact of a goodwill impairment, restructuring
and other impairment charges, (gain) loss on sale of businesses and assets and certain losses and other charges.   In
addition, adjusted operating margins exclude the impact of intangible amortization expense.  Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation.
Unless otherwise noted, the following slides reflect continuing operations.

5 FOURTH QUARTER AND FULL YEAR 2013 HIGHLIGHTS

Fourth Quarter Highlights
Strong final two weeks of December and contribution from Vidacare lead to revenue of $450.5 million, up 6.9% constant currency vs. prior year
Adjusted gross margin of 50.0%, up 240 bps vs. prior year
Adjusted operating margins of 16.0%, up 50 bps vs. prior year
•
Adjusted operating margin excluding intangible amortization expense of
19.0%, up 70 bps vs. prior year
Adjusted EPS of $1.36, up 18.3% vs. prior year

Fourth Quarter Highlights
Improvement in the average selling prices of products contribute 86 bps of top-line growth in Q4’13 compared to Q4’12
•
EMEA up 129 bps
•
Asia Pacific up 89 bps
•
Americas up 86 bps
•
OEM down 81 bps
Continue to expand GPO & IDN relationships
•
4 new agreements (2 IDN; 2 GPO)
•
7 renewed agreements (4 IDN; 3 GPO)
New product introductions contribute 102 bps of top-line growth in
Q4’13 compared to Q4’12

An In-Depth Look: ISO-Gard® Mask with ClearAir™ Technology
Reduce the INVISIBLE RISK

ISO-Gard® Mask with ClearAir™ Technology
Designed to help reduce hazardous waste
anesthetic gas (WAG) within a nurse’s
breathing zone
Developed in partnership with clinicians and
is the only solution available for “source
control” of WAG in the recovery room
PRODUCT DESCRIPTION
Fourth Quarter Highlights
PRODUCT UPDATE

Community Surgery Center North, part of
Community Health Network in Indianapolis,
Indiana, becomes the first center to
incorporate the device into daily protocols

LMA International N.V. and affiliates
•
Contributed revenue of approximately $34.2 million in Q4’13
•
Contributed revenue and gross margin of approximately $134.2 million and 59%, respectively for full year 2013
•
Integration of acquisition and financial performance during 2013 ahead of expectations
Fourth Quarter Highlights

vidacare

EZ-IO®
Intraosseous Infusion System

OnControl™
BONE MARROW SYSTEM

OnControl™
BONE ACCESS SYSTEM

Teleflex®

Fourth Quarter Highlights
Completed acquisition of Vidacare Corporation
•
Transaction closed on December 2, 2013
•
Q4’13 revenue contribution ahead of initial expectations
•
Integration activities on schedule

mayohealthcare australia
hospital·home·life

Teleflex®

Mayo Healthcare Pty Ltd.
•
Definitive agreement signed in December 2013 to acquire one of
Australia’s largest medical device distributors
•
Provides high quality products, education services, technical services and customer support to healthcare institutions throughout Australia
•
Accretive, all-cash transaction was completed in February 2014
•
Represents the major distributor-to-direct conversion assumed in previously provided 2014 financial guidance
Fourth Quarter Highlights

Full Year Highlights
Revenue of $1.696 billion, up 9.0% constant currency vs. prior year
Adjusted gross margin of 49.6%, up 130 bps vs. prior year
Adjusted operating margins of 16.3%, flat vs. prior year primarily due to medical device excise tax
•
Adjusted operating margin excluding intangible amortization expense of
19.3%, up 20 bps vs. prior year
Adjusted EPS of $5.03, up 13.5% vs. prior year

Full Year Highlights

New product introductions contribute 124 bps of top-line growth in
2013 compared to 2012
Improvement in the average selling prices of products contribute 98 bps of top-line growth in 2013 compared to 2012
•
Americas up 122 bps
•
EMEA up 111 bps
•
Asia Pacific up 66 bps
•
OEM down 30 bps
Solidified foundation for future growth through expansion of GPO & IDN relationships
•
25 new agreements (18 IDN; 7 GPO)
•
12 renewed agreements (4 IDN; 8 GPO)

Full Year Highlights

Combination of market-share enhancing and technology acquisitions across multiple product areas positions Company for sustainable revenue growth and margin expansion
•
Vidacare Corporation
•
Ultimate Medical Pty. Ltd.
•
Eon Surgical, Ltd.

FOURTH QUARTER 2013 FINANCIAL REVIEW 15

Financial Results
Revenue of $450.5 million
•
Up 7.5% vs. prior year period on an as-reported basis
•
Up 6.9% vs. prior year period on a constant currency basis
Adjusted gross margin of 50.0%
•
Up 240 bps vs. prior year period
Research & development spending up 9.9% from prior year period
Adjusted operating margin of 16.0%, up 50 bps vs. prior year period
•
Adjusted operating margin excluding intangible amortization
expense of 19.0%, up 70 bps vs. prior year period
Adjusted EPS of $1.36, up 18.3% vs. prior year period

17 FOURTH QUARTER 2013 PRODUCT & SEGMENT REVENUE REVIEW

Product Revenue Review
Q4’13 Q4’12
Constant Currency Revenue Commentary
Critical Care:    $316.7 million, up 10.2% Surgical Care:   $80.5 million, up 4.0%
Anesthesia – up 16.9%
Vascular and interventional access – up 11.3%
Urology – up 6.3%
Respiratory – down 0.9%
Cardiac Care:  $19.2 million, down 6.0% OEM:                  $34.1 million, down 5.7%
Note: Increases and decreases in revenue referred to above are as compared to results for the fourth quarter of 2012.

4%
8%
70%
18%
5%
9%
68%
18%
Critical Care
Cardiac Care
Surgical Care
OEM
Critical Care
Cardiac Care
Surgical Care
OEM

Segment Revenue Review
Q4’13 Q4’12
Constant Currency Revenue Commentary
Americas: $212.4 million, up 6.6% EMEA:           $144.9 million, up 5.2%
Asia: $59.1 million, up 21.6%                    OEM:             $34.1 million, down 5.7%
Note: Increases and decreases in revenue referred to above are as compared to results for the fourth quarter of 2012.

13%
8%
47%
32%
31%
12%
9%
48%
Americas Asia EMEA OEM Americas Asia EMEA OEM

20 2014 FINANCIAL OUTLOOK

2014 Financial Outlook

Constant currency revenue growth expected to be between 7% and 9%
•
Full year impact of Vidacare and distributor-to-direct conversions, both completed and planned to be completed in 2014
•
Growth from new product pipeline comparable to 2012-2013 levels
•
Assumption of modest base volume growth
•
Distributor-to-direct strategy yields majority of pricing gains; product pricing opportunities will be selective
Adjusted gross margin anticipated to improve by approximately
240bps to 290bps and reach 52.0% to 52.5%
•
Vidacare gross margin expected to remain at current level of ~ 85%
•
Pricing and margin gains from distributor to direct strategy
•
Manufacturing cost improvement programs

2014 Financial Outlook

Adjusted operating margin excluding intangible amortization expense expected to be between 20% and 21%
•
Previously provided adjusted operating margin range of 17% to 18% included approximately 325 bps of intangible amortization expense
•
Year-over-year gross margin gains tempered by investment in distributor-to-
direct strategy and Vidacare’s higher relative SG&A
Adjusted earnings per share anticipated to be between $5.35 and $5.55 per share
•
Represents growth of between 6% and 10% as compared to 2013 adjusted EPS

23 QUESTION & ANSWER

24 APPENDICES

Appendix A –
Reconciliation of Product Constant Currency Revenue Growth
Dollars in Millions

December 31, 2013 December 31, 2012 Constant Currency Currency Total
Critical Care 316.7 $                         286.5 $                         10.2% 0.4% 10.6%
Surgical Care 80.5                             76.5                             4.0% 1.2% 5.2%
Cardiac Care 19.2                             20.4                             (6.0%) 0.0% (6.0%)
OEM 34.1                             35.7                             (5.7%) 0.9% (4.8%)
Net Revenues 450.5 $                         419.1 $                         6.9% 0.6% 7.5%
Three Months Ended % Increase / (Decrease)

Appendix B –
Reconciliation of Segment Constant Currency Revenue Growth
Dollars in Millions

December 31, 2013 December 31, 2012 Constant Currency Currency Total
Americas 212.4 $                         200.1 $                         6.6% (0.4%) 6.2%
EMEA 144.9                            132.8                            5.2% 4.0% 9.2%
Asia 59.1                             50.5                             21.6% (4.5%) 17.1%
OEM 34.1                             35.7                             (5.7%) 0.9% (4.8%)
Net Revenues 450.5 $                         419.1 $                         6.9% 0.6% 7.5%
Three Months Ended % Increase / (Decrease)

Appendix C –
Reconciliation of Critical Care Product Constant Currency Revenue Growth
Dollars in Millions

December 31, 2013 December 31, 2012 Constant Currency Currency Total
Vascular & Interventional Access 129.5 $                        117.1 $                        11.3% (0.7%) 10.6%
Anesthesia 95.4 81.3 16.9% 0.5% 17.3%
Respiratory 47.1 47.0 (0.9%) 1.0% 0.2%
Urology 44.9 41.2 6.3% 2.6% 8.9%
Critical Care Net Sales 316.7 $                        286.5 $                        10.2% 0.4% 10.6%
Three Months Ended % Increase / (Decrease)

Cost of
goods
sold
Selling,
general and
administrative
expenses
Income
taxes
Net income
(loss)
attributable to
common
shareholders
from
continuing
operations
GAAP Basis $225.6 $143.8 $17.9 $9.2 $14.2 $4.6 $35.1 $0.78 45,033
Adjustments
Restructuring and
other impairment
charges
Losses and other
charges (A)
Amortization of debt
discount on
convertible notes
Intangible amortization
expense — 13.5 — — — 4.5 9.0 $0.20 —
Tax Adjustment (B) — — — — — 1.5 (1.5) ($0.03) —
Shares due to Teleflex
under note   (C)
Adjusted basis $225.3 $122.0 $17.3 — $11.3 $15.8 $58.5 $1.36 42,868
Research and
development
expenses
Restructuring
and other
impairment
charges
Interest
expense,
net
Diluted
earnings per
share
available to
common
shareholders
Shares
used in
calculation
of GAAP
and
adjusted
earnings
per share
— — — 9.2 — 1.7 7.6
— 2.5 6.5 $0.14 0.3 8.2 0.5 —
$0.04 —
$0.17 —
— —
—
— — — — 2.9 1.1 1.8
(2,165)
(A)  In 2013, losses and other charges include approximately $4.0 million, net of tax, or $0.09 per share, primarily related to acquisition and integration costs; $1.9 million, net of tax, or $0.04 per share related to the establishment of a litigation reserve; and $0.6 million, net of tax, or
$0.01 per share related to costs incurred to relocate facilities.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statute of limitations with respect to, various prior years’ U.S. federal, state and foreign tax matters.
(C)  Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.  Under
GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
— — — $0.06 — —
Appendix D –
EPS Reconciliation from Continuing Operations
Quarter Ended – December  31, 2013
Dollars in millions, except per share data

Cost of
goods
sold
Selling,
general and
administrative
expenses
Income
taxes
Net income
(loss)
attributable to
common
shareholders
from
continuing
operations
GAAP Basis $219.9 $121.5 $16.3 $3.0 $14.4 $13.5 $30.4 $0.72 42,007
Adjustments
Restructuring  and
other impairment
charges
Losses and other
charges (A) 0.5 3.0 — — — (1.9) 5.4 $0.13 —
Amortization of
debt discount on
convertible notes
Intangible
amortization
expense — 12.0 — — — 4.2 7.8 $0.19 —
Tax adjustment (B)
Shares due to
Teleflex under note
hedge (C)
Adjusted basis $219.4 $106.5 $16.3 — $11.7 $17.3 $47.6 $1.15 41,274
Research and
development
expenses
Restructuring
and other
impairment
charges
Interest
expense,
net
Diluted
earnings per
share
available to
common
shareholders
Shares
used in
calculation
of GAAP
and
adjusted
earnings
per share
— — — 3.0 — 0.6 2.3
2.7 1.0 1.7 $0.04 — — — —
— —
$0.06 —
— —
—
— — — — — — —
(733)
(A) In 2012, losses and other charges include approximately $5.4 million, net of tax, or $0.13 per share, related to acquisition costs.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statute of limitations with respect to various prior years’ U.S. federal, state and foreign tax matters.
(C)  Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.
Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
— — — $0.02 — —
Appendix E –
EPS Reconciliation from Continuing Operations
Quarter Ended – December  31, 2012
Dollars in millions, except per share data

Appendix F –
Reconciliation of Teleflex Gross Profit and Margin
December 31, 2013 December 31, 2012
Teleflex gross profit as-reported
224,943 $                         199,180 $
Teleflex gross margin as-reported
49.9% 47.5%
Losses and other charges (A)                                  253                                  459
Adjusted Teleflex gross profit
225,196 $                         199,639 $
Adjusted Teleflex gross margin
50.0% 47.6%
Teleflex revenue as-reported
450,539 $                         419,056 $
$ thousands
Three Months Ended
A: In 2013, losses and other charges primarily relate to acquisition and integration costs. In 2012, losses and other charges relate to acquisition costs.

Appendix G –
Reconciliation of Teleflex Operating Profit and Margin
A: In 2013, losses and other charges primarily relate to acquisition and integration costs; the establishment of a litigation reserve; and
costs incurred to relocate facilities.  In 2012, losses and other charges related to acquisition costs.
December 31, 2013 December 31, 2012
Teleflex income from continuing operations before interest, loss on extinguishment
of debt and taxes 54,064 $                                 58,440 $
Teleflex income from continuing operations before interest, loss on extinguishment of debt and taxes margin 12.0% 13.9%
Restructuring and other impairment charges 9,247 2,953
Losses and other charges (A) 8,959 3,493
Adjusted Teleflex income from continuing operations before interest, loss on
extinguishment of debt and taxes 72,270 $                                 64,886 $
Adjusted Teleflex income from continuing operations before interest, loss on extinguishment of debt and taxes margin 16.0% 15.5%
Intangible amortization expense 13,536 12,001
Adjusted Teleflex income from continuing operations before interest, loss on
extinguishment of debt, taxes and intangible amortization expense 85,806 $                                 76,887 $
Adjusted Teleflex income from continuing operations before interest, loss on extinguishment of debt, taxes and intangible amortization expense margin 19.0% 18.3%
Teleflex revenue as-reported 450,539 $                               419,056 $
$ thousands
Three Months Ended

Appendix H –
Reconciliation of Product Constant Currency Revenue Growth
Dollars in Millions

December 31, 2013 December 31, 2012 Constant Currency Currency Total
Critical Care 1,182.7 $                      1,040.3 $                      13.4% 0.3% 13.7%
Surgical Care 306.5                            291.1                            4.5% 0.8% 5.3%
Cardiac Care 75.9                             79.4                             (4.1%) (0.4%) (4.5%)
OEM 131.2                            140.2                            (7.0%) 0.5% (6.5%)
Net Revenues 1,696.3 $                      1,551.0 $                      9.0% 0.4% 9.4%
Twelve Months Ended % Increase / (Decrease)

Appendix I –
Reconciliation of Teleflex Gross Profit and Margin
December 31, 2013 December 31, 2012
Teleflex gross profit as-reported
838,945 $                         748,225 $
Teleflex gross margin as-reported
49.5% 48.2%
Losses and other charges (A)                               2,275                                  459
Adjusted Teleflex gross profit
841,220 $                         748,684 $
Adjusted Teleflex gross margin
49.6% 48.3%
Teleflex revenue as-reported
1,696,271 $                      1,551,009 $
$ thousands
Twelve Months Ended
A: In 2013, losses and other charges primarily relate to acquisition and integration costs, and a reserve reversal associated with a previously announced stock keeping unit (“SKU”) rationalization charge. In 2012, losses and other charges relate to acquisition costs.

Appendix J –
Reconciliation of Teleflex Operating Profit and Margin
A: In 2013, losses and other charges primarily relate to the reversal of contingent consideration liabilities, acquisition and integration costs, the reserve reversal associated with a previously announced stock keeping unit (“SKU”) rationalization charge, a litigation verdict against the Company with respect to a non-operating joint venture; the establishment of a litigation reserve; and costs incurred to relocate facilities.  In 2012, losses and other charges relate to the reversal of contingent consideration liabilities and acquisition costs.
December 31, 2013 December 31, 2012
Teleflex income (loss) from continuing operations before interest, loss on
extinguishment of debt and taxes 233,261 $                               (97,375) $
Teleflex income (loss) from continuing operations before interest, loss on extinguishment of debt and taxes margin 13.8% -6.3%
Goodwill impairment - 332,128
Restructuring and other impairment charges 38,452 3,037
Net (gain) loss on sales of businesses and assets - (332)
Losses and other charges (A) 4,327 14,640
Adjusted Teleflex income from continuing operations before interest, loss on
extinguishment of debt and taxes 276,040 $                               252,098 $
Adjusted Teleflex income from continuing operations before interest, loss on extinguishment of debt and taxes margin 16.3% 16.3%
Intangible amortization expense 50,608 44,264
Adjusted Teleflex income from continuing operations before interest, loss on
extinguishment of debt, taxes and intangible amortization expense 326,648 $                               296,362 $
Adjusted Teleflex income from continuing operations before interest, loss on extinguishment of debt, taxes and intangible amortization expense margin 19.3% 19.1%
Teleflex revenue as-reported 1,696,271 $                            1,551,009 $
$ thousands
Twelve Months Ended

Cost of
goods
sold
Selling,
general and
administrative
expenses
Income
taxes
GAAP Basis $857.3 $502.2 $65.0 — $38.5 $23.5
Adjustments
Restructuring and
other impairment
charges
Gain/(loss) on sales
of businesses and
assets — — — — — —
Loss on
extinguishment of
debt — — — — — 0.5
Losses and other
charges (A)
Amortization of debt
discount on
convertible notes
Intangible
amortization
expense — 50.6 — — — 17.3
Tax Adjustment (B) — — — — — 11.1
Shares due to
Teleflex under note
hedge (C)
Adjusted basis $855.1 $450.1 $64.5 — — $69.2
Gain/(loss) on sales of
businesses and
assets
Loss on
extinguishment
of debt
Interest
expense, net
Research and
development
expenses
Goodwill
impairment
Restructuring
and other
impairment
charges
Diluted earnings per
share available to
common
shareholders
Shares used in calculation
of GAAP and adjusted
earnings per share
$56.3 $151.3
Net income (loss) attributable to
common shareholders from
continuing operations
$3.46 43,693 — $1.3
— — — — $0.71 — 38.5 — — —
— —
7.8 30.7
— —
— 1.3 — 0.8 $0.02 —
— —
2.3 1.5 0.5 — — — — — 4.9 (0.6) ($0.02) —
— — — — $0.16 — — — — 11.3
— 33.4
4.1 7.2
$0.76 —
— — — (11.1) ($0.25) —
— —
— — — — — — — — — — $0.19 (1,620)
(C)  Adjusted diluted shares are calculated by including the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.  Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
(B)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statutes of limitations with respect to various prior years’ U.S. federal, state and foreign tax matters.
$5.03 42,073
(A)  In 2013, losses and other charges include approximately ($12.4) million, net of tax, or ($0.28) per share, related to the reversal of contingent consideration liabilities; $7.8 million, net of tax, or $0.18 per share, primarily related to acquisition and integration costs; ($0.3) million, net of tax, or ($0.01) per share, related to a reserve reversal associated with a previously announced stock keeping unit (“SKU”) rationalization charge; $0.8 million, net of tax, or $0.02 per share, related to a litigation verdict against the Company with respect to a non-operating joint venture; $1.9 million, net of tax, or $0.04 per share related to the establishment of a litigation reserve; and $1.6 million, net of tax, or $0.04 per share related to costs incurred to relocate facilities.
— — $45.0 $211.6
Appendix K –
EPS Reconciliation from Continuing Operations
Year Ended  – December 31, 2013
Dollars in millions, except per share data

Cost of
goods
sold
Selling,
general and
administrative
expenses
Income
taxes
GAAP Basis $802.8 $454.5 $56.3 $332.1 $3.0 $16.4
Adjustments
Goodwill impairment — — — 332.1 — 17.0
Restructuring  and
other impairment
charges
Gain/(loss) on sales
of businesses and
assets — — — — — —
Loss on
extinguishment of
debt
Losses and other
charges (A) 0.5 14.2 — — — —
Early termination of
interest rate swap (B) — — — — — 4.0
Amortization of debt
discount on
convertible notes
Intangible amortization
expense — 44.3 — — — 16.0
Anti-dilutive effect on
EPS (C) — — — — — —
Tax adjustment (D)
Shares due to
Teleflex under note
hedge (E)
Adjusted basis $802.3 $396.0 $56.3 — — $66.7
Gain/(loss) on sales of
businesses and
assets
Loss on
extinguishment of
debt
Interest
expense, net
Research
and
development
expenses
Goodwill
impairment
Restructuring
and other
impairment
charges
Diluted earnings per
share available to
common
shareholders
Shares used in
calculation of GAAP
and adjusted earnings
per share
$68.0 ($182.7)
Net income (loss) attributable to
common shareholders from
continuing operations
($4.47) 40,859 $0.3 —
— — — 315.1 $7.71 —
— — — — 3.0 — — — 0.6 2.5 $0.06 —
(0.3) — — (0.3)
— — — — — — — — — —
($0.01) —
— 14.6
— —
$0.36 —
— — 11.1 7.0 $0.17 —
— —
— — — — $0.16 — — — — 10.5
— 28.3
3.8 6.7
$0.69 —
— — — — ($0.06) 542
— —
— — — — — — — — 9.0 (9.0) ($0.22) —
— — — — (275) — — — —
$182.2
— — $0.03
(C)  The Company presents per share results using basic weighted average shares, and separately presents diluted per share results, which reflect with the impact of dilution on income.  Under applicable accounting guidance, if a company has a net loss from continuing operations, as was the case for the Company in 2012, no common shares that potentially may be issued are included in the computation of diluted per-share amounts because such inclusion would result in an anti-dilutive per share amount.  However, the Company had net income on an adjusted basis in 2012.  Therefore, common shares that would have a dilutive effect on adjusted net income are deemed to be outstanding for purposes of the calculation of 2012 adjusted diluted earnings per share.
(D)  The tax adjustment represents a net benefit resulting from the resolution of, or the expiration of statutes of limitations with respect to various prior years’ U.S. federal, state and foreign tax matters.
(E)  Adjusted diluted shares are calculated by including the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes.  Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.
$4.43 41,126
(A)  In 2012, losses and other charges include approximately $0.2 million, net of tax related to contingent consideration liabilities; and $14.4 million, net of tax, or $0.36 per share, related to acquisition costs.
(B)  In 2011, the Company terminated an interest rate swap that, at the date of termination, had a notional amount of $350 million. The interest rate swap was designated as a cash flow hedge against the term loan under our senior credit facility.  At the date of termination, the interest rate swap was in a liability position resulting in a cash payment by the Company to the counterparty of approximately $14.8 million, which included $3.1 million of accrued interest.  In accordance with
GAAP, the Company amortized this amount as additional interest expense over the remainder of the original term of the interest rate swap, which expired in September 2012. In the first nine months of 2012, the impact of the amortization, net of tax, was approximately $7.0 million, or $0.17 per share.
— — $46.5
Appendix L –
EPS Reconciliation from Continuing Operations
Year Ended  – December 31, 2012
Dollars in millions, except per share data

Appendix M –
Reconciliation of 2014 Constant Currency Revenue Growth Guidance

Low High
Full Year 2014 Forecasted GAAP Revenue Growth 6.0% 8.0%
Foreign Exchange 1.0% 1.0%
Full Year 2014 Forecasted Constant Currency
Revenue Growth 7.0% 9.0%

Appendix N – Reconciliation of 2014 Gross Margin Guidance 38 2014 Forecast GAAP Gross Margin 52.0% 52.5% Losses and other charges - - Adjusted Gross Margin 52.0% 52.5%

Appendix O –
Reconciliation of 2014 Operating Margin

2014 Forecast
GAAP Operating Margin 16.1% 17.0%
Losses and other charges 0.4% 0.5%
Adjusted Operating Margin 16.5% 17.5%
Intangible amortization expense 3.5% 3.5%
Adjusted Operating Margin Excluding Intangible Amortization Expense 20.0% 21.0%

Appendix P –
Reconciliation of 2014 Adjusted Earnings per Share Guidance

Low High
Diluted earnings per share attributable to common
shareholders $3.60 $3.75
Restructuring, impairment charges, and special items,
net of tax $0.65 $0.70
Intangible amortization expense, net of tax $0.93 $0.93
Amortization of debt discount on convertible notes,
net of tax $0.17 $0.17
Adjusted diluted earnings per share $5.35 $5.55